UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12
FINANCIAL INVESTORS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to whom transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Grandeur Peak Emerging Markets Opportunities Fund

Grandeur Peak Global Contrarian Fund

Grandeur Peak Global Explorer Fund

Grandeur Peak Global Micro Cap Fund

Grandeur Peak Global Opportunities Fund

Grandeur Peak Global Reach Fund

Grandeur Peak Global Stalwarts Fund

Grandeur Peak International Opportunities Fund

Grandeur Peak International Stalwarts Fund

Grandeur Peak US Stalwarts Fund

each, a series of

Financial Investors Trust

February [__], 2023

Dear Fellow Shareholder,

You are receiving this letter because you own shares of one or more Grandeur Peak Funds. I am reaching out to request your vote for the upcoming shareholder meeting at which it is proposed to reorganize the existing Grandeur Peak Funds from Financial Investors Trust into a new trust structure. There will be no change to strategy of the Grandeur Peak Funds or to the way in which we as the Adviser manage the Funds. This is simply a structural change to allow the Funds to move to a new back-office service provider, which also requires a change in trust structure. We are recommending shareholders approve the reorganization, because we believe it will result in operational efficiencies and administrative support, to the benefit of shareholders, as well as lower fund expenses. The Board of Trustees of Financial Investors Trust also recommends shareholders approve the reorganization.

If the reorganization is approved at the April shareholder meeting, the Funds are expected to move to the new Grandeur Peak Global Trust around June 5, 2023. The reorganization is anticipated to be tax-free as described in the proxy statement and you will not be assessed any fees or charges in connection with the reorganization.

Attached is a questions and answers section, full detail of the planned reorganization, and the proxy statement. The greatest challenge to this type of reorganization can be simply getting enough shareholders to vote. Please take a minute to vote your shares, as we believe the reorganization will be meaningfully beneficial to all shareholders if approved. The instructions to vote your shares can be found in the paragraph titled “How Do I Place My Vote?” in the attached questions and answers section.

If you have additional questions, please feel free to contact our client services team at client@grandeurpeakglobal.com or 1-855-377-7325.

Thank you for your help,

Blake

Blake Walker

CEO & Co-Founder

Grandeur Peak Global Advisors

Grandeur Peak Emerging Markets Opportunities Fund

Grandeur Peak Global Contrarian Fund

Grandeur Peak Global Explorer Fund

Grandeur Peak Global Micro Cap Fund

Grandeur Peak Global Opportunities Fund

Grandeur Peak Global Reach Fund

Grandeur Peak Global Stalwarts Fund

Grandeur Peak International Opportunities Fund

Grandeur Peak International Stalwarts Fund

Grandeur Peak US Stalwarts Fund

each, a series of
Financial Investors Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 12, 2023

Dear Shareholders:

The Board of Trustees of Financial Investors Trust (“FIT”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders (the “Shareholder Meeting”) of the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Explorer Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund, and Grandeur Peak US Stalwarts Fund, each a series of FIT (each, an “Existing Fund” and together, the “Existing Funds”) to be held telephonically, on April 12, 2023 at 10:00 a.m. Mountain time.

At the Meeting, shareholders will be asked to vote on the following proposals with respect to each Existing Fund in which they own shares:

1.	To approve an Agreement and Plan of Reorganization and Termination, a copy of which is attached as Appendix A to the Proxy Statement, under which all of the assets of the Existing Fund will be transferred to a new series of Grandeur Peak Global Trust. The transfer would be (a) an exchange of your shares of the Existing Fund for shares of the corresponding New Fund equivalent in value to the outstanding shares of the Existing Fund, and (b) the assumption by the New Fund of all of the liabilities of the relevant Existing Fund.
2.	To transact other business that may properly come before the meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

Shareholders of record at the close of business on February 22, 2023, are entitled to notice of, and to vote at, the Shareholder Meeting and any adjournments or postponements thereof.

Shareholders are invited to attend the Shareholder Meeting telephonically. Any shareholder who does not expect to attend the Shareholder Meeting is urged to vote using the telephone or Internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

By Order of the Board of Trustees,

Michael Lawlor, Secretary
February [__], 2023

Important Information to Help you Understand and Vote on the Proposal

Q & A: Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting you as a shareholder of an Existing Fund that requires your vote.

What is the Purpose of the Shareholder Meeting?

The purpose of the meeting is to seek shareholder approval in connection with a proposal to reorganize each Existing Fund into a newly created series (each, a “New Fund” and together, the “New Funds”) of Grandeur Peak Global Trust (“Grandeur Peak Trust”), a Delaware statutory trust with its principal offices at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (each, a “Reorganization,” and together, the “Reorganizations”).

What is the Purpose of the Reorganizations?

The primary purpose of the Reorganizations is to move the Existing Funds from FIT to Grandeur Peak Trust in an attempt to gain operational efficiencies and administrative support, which may result in lower shareholder expenses for the New Funds.

Grandeur Peak Global Advisors, LLC (“Grandeur Peak”) will continue to serve as investment adviser for the New Funds and the persons responsible for the day-to-day management of the Funds will not change. Each Reorganization is expected to be a tax-free reorganization for federal income tax purposes, and, therefore, no gain or loss should be recognized by an Existing Funds or its shareholders as a result of the Reorganization.

The Board of Trustees of FIT is different than the Board of Trustees of Grandeur Peak Trust. FIT also has different officers than Grandeur Peak Trust. In addition, the third-party service providers of the Funds will change as shown in the table below. Therefore, the only changes that will occur as a result of the Reorganizations are that (1) the New Funds will be overseen by a different Board of Trustees, (2) the New Funds will have different officers, and (3) the New Funds will have different service providers, except for the Funds’ Custodian and Auditor, which will remain Brown Brothers Harriman & Co., and Deloitte & Touche LLP, respectively.

Service Provider	FIT	Grandeur Peak Trust
Fund Accounting and Administration	ALPS Fund Services, Inc.	Ultimus Fund Solutions, LLC
Transfer Agent	ALPS Fund Services, Inc.	Ultimus Fund Solutions, LLC
Distributor	ALPS Distributors, Inc.	Northern Lights Distributors, LLC
Legal Counsel	Davis Graham & Stubbs LLP	Thompson Hine LLP

How Will Approval of the Reorganizations Affect the Operation of each Existing Fund?

Approval of the Reorganizations will not affect an Existing Fund’s investment objectives, principal investment strategies, and/or associated risks. In fact, each New Fund’s investment objectives, principal investment strategies and associated risks are identical to those of the corresponding Existing Fund. Grandeur Peak, the current adviser to each Existing Fund, will continue to act as the adviser to the corresponding New Fund. The day-to-day investment management of the portfolio of each New Fund will be provided by the same portfolio managers that currently manage the Existing Funds. Further, it is anticipated that the gross and net expenses of each New Fund upon closing of the relevant Reorganization will be the same or lower than the current gross and net expenses of the corresponding Existing Fund.

What Will Happen if a Reorganization is Not Approved?

Shareholders of each Existing Fund will vote separately on the applicable Reorganization; however, to achieve the desired benefits of the Reorganizations, each Reorganization is contingent upon shareholders of each other Existing Fund approving the Reorganization of such other Existing Fund. In the event the shareholders of any Existing Fund do not approve the Reorganization of that Existing Fund, the FIT Board will consider other actions with respect to the Existing Funds, including, but not limited to, further solicitations of that Existing Fund’s shareholders, continuing to operate the Existing Funds within FIT, or liquidation of the Existing Funds.

Who is Paying the Expenses Related to the Shareholder Meeting and the Reorganizations?

The Adviser will be responsible for paying the costs of the Reorganizations and/or causing them to be paid, including the payment of any costs associated with the Shareholder Meeting, the Proxy Statement, and soliciting proxies from shareholders, regardless of whether the Reorganizations are consummated.

How Will the Reorganizations Work?

Each Reorganization will involve three steps:

1.	The transfer of all of the assets and liabilities of the Existing Fund to the corresponding New Fund in exchange for the number of full and fractional shares of the New Fund equal to the number of full and fractional shares of the Existing Fund then outstanding;

2.	The pro rata distribution of shares of the New Fund to shareholders of record of the Existing Fund as of the effective date of the Reorganization in full redemption of all shares of the Existing Fund; and

3.	The complete liquidation and termination of the Existing Fund.

The total value of New Fund shares that you receive in a Reorganization will be the same as the total value of the corresponding Existing Fund shares you held immediately before the Reorganization. Grandeur Peak is the investment adviser to each Existing Fund and will continue to act as the investment adviser to each New Fund. The day-to-day investment management of the portfolios of the New Funds will be provided by the same portfolio managers that currently manage the Existing Funds.

How Does the Board Suggest that I Vote?

After careful consideration, FIT’s Board of Trustees recommends that you vote “FOR” the Reorganization with respect to each Existing Fund in which you own shares. Please see the Proxy Statement for a discussion of the FIT Board’s considerations in making its recommendations.

Will My Vote Make a Difference?

Yes. Your vote is needed to ensure that the proposals can be acted upon, and we encourage all shareholders to participate in the governance of each Existing Fund. Your immediate response will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate, including small investors. If other shareholders like you do not vote, the Existing Funds may not receive enough votes to go forward with the Shareholder Meeting. If this happens, the Reorganizations would be delayed, and we may need to solicit votes again, which increases costs.

How Do I Place My Vote?

You may provide FIT with your vote by mail, via the internet, or over the phone. You may use the enclosed postage-paid envelope to mail your proxy card. You may also vote by calling the toll-free number printed on your proxy ballot, via the Internet at the website address printed on your proxy ballot, or telephonically at the Shareholder Meeting.

Whom Do I Call If I Have Questions?

We are happy to answer your questions about this proxy solicitation. Please call [____________], at [_____] between [____] a.m. and [___] p.m. Eastern time, Monday through Friday, with any questions about the proxy.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 12, 2023:

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Agreement and Plan of Reorganization and Termination), and Proxy Voting Ballot are available at https://vote.proxyonline.com/grandeur/docs/2023proxy.pdf.

Grandeur Peak Emerging Markets Opportunities Fund

Grandeur Peak Global Contrarian Fund

Grandeur Peak Global Explorer Fund

Grandeur Peak Global Micro Cap Fund

Grandeur Peak Global Opportunities Fund

Grandeur Peak Global Reach Fund

Grandeur Peak Global Stalwarts Fund

Grandeur Peak International Opportunities Fund

Grandeur Peak International Stalwarts Fund

Grandeur Peak US Stalwarts Fund

each, a series of

Financial Investors Trust

with its principal offices at
1290 Broadway, Suite 1000

Denver, Colorado 80203

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held April 12, 2023

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees” or the “Board”) of Financial Investors Trust (“FIT”) on behalf of the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Explorer Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund, and Grandeur Peak US Stalwarts Fund (each, an “Existing Fund” and together, the “Existing Funds”), each a series of FIT, for use at a special meeting of shareholders (the “Shareholder Meeting”) to be held telephonically on April 12, 2023 at 10:00 a.m. Mountain time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about March 2, 2023.

The Board of Trustees called the Shareholder Meeting to ask shareholders to vote on the following proposals with respect to each Existing Fund in which they own share:

1.	To approve an Agreement and Plan of Reorganization and Termination, a copy of which is attached as Appendix A to the Proxy Statement, under which all of the assets of the Existing Fund will be transferred to a new series of Grandeur Peak Global Trust. The transfer would be (a) an exchange of your shares of the Existing Fund for shares of the corresponding New Fund equivalent in value to the outstanding shares of the Existing Fund, and (b) the assumption by the New Fund of all of the liabilities of the relevant Existing Fund.
2.	To transact other business that may properly come before the meeting and any adjournments thereof.

Only shareholders of record of an Existing Fund at the close of business on February 22, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Shareholder Meeting and any adjournments or postponements thereof. Shareholders who wish to participate in the meeting are welcome to do so. If you were a record holder of Fund shares as of the record date, please e-mail AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com no later than 5 p.m. Eastern Time on April 11, 2023 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the dial in information and instructions for attending the shareholder meeting.

A copy of each Existing Fund’s most recent annual report and semi-annual report, including financial statements and schedules, are available at no charge by sending a written request to FIT at 1290 Broadway, Suite 1000, Denver, Colorado 80203 or by calling 855-377-PEAK(7325).

PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Overview

At the conclusion of meetings held on December 13, 2022 and January 30, 2023, the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of FIT (the “Independent Trustees”), considered and unanimously approved a Plan of Reorganization and Termination (the “Plan of Reorganization”) substantially similar to the copy attached to this Proxy Statement as Appendix A. Under the Plan of Reorganization, each Existing Fund will assign all of its assets to the corresponding newly organized series (each, a “New Fund” and collectively, the “New Funds”) of Grandeur Peak Global Trust (“Grandeur Peak Trust”), in exchange solely for (1) the number of the New Fund shares equivalent in value to shares of the relevant Existing Fund outstanding immediately prior to the Closing Date (as defined below), and (2) the New Fund’s assumption of all of the relevant Existing Fund’s liabilities, followed by a distribution of those shares to such Existing Fund’s shareholders so that the Existing Fund’s shareholders receive shares of the corresponding New Fund equivalent in value to the shares of the Existing Fund held by such shareholder on the closing date of the transaction (each, a “Reorganization” and together, the “Reorganizations”), which is currently set to be on or about June 2, 2023 (the “Closing Date”). The Existing Funds and New Funds are sometimes referred to in this Proxy Statement as a “Fund.” [Like FIT, Grandeur Peak Trust is an open-end investment company registered with the SEC.]

If the Plan of Reorganization is approved by the shareholders of an Existing Fund, they will become shareholders of the corresponding New Fund. Each New Fund’s investment objectives, principal investment strategies and investment risks are identical to those of the relevant Existing Fund. In addition, the current investment adviser to each Existing Fund, Grandeur Peak Global Advisors, LLC (“Grandeur Peak” or the “Adviser”), will continue to serve as the investment adviser to each New Fund.

Shareholders of each Existing Fund will vote separately on the applicable Reorganization; however, to achieve the desired benefits of the Reorganizations, each Reorganization is contingent upon shareholders of each other Existing Fund approving the Reorganization of such other Existing Fund. In the event the shareholders of any Existing Fund do not approve the Reorganization of that Existing Fund, the FIT Board will consider other actions with respect to the Existing Funds, including, but not limited to, further solicitations of that Existing Fund’s shareholders, continuing to operate the Existing Funds within FIT, or liquidation of one or more Existing Funds.

The Board of Trustees of FIT is different than the Board of Trustees of Grandeur Peak Trust. Grandeur Peak Trust also has different officers than FIT. In addition, the third-party service providers of the Funds will change as shown in the table below. Therefore, the only changes that will occur as a result of the Reorganizations are: (1) the New Funds will be overseen by a different Board of Trustees, (2) the New Funds will have different officers, and (3) the New Funds will have different service providers, except for the Funds’ Custodian and Auditor, which will remain Brown Brothers Harriman & Co., and Deloitte & Touche LLP, respectively.

Service Provider	FIT	Grandeur Peak Trust
Fund Accounting and Administration	ALPS Fund Services, Inc.	Ultimus Fund Solutions, LLC
Transfer Agent	ALPS Fund Services, Inc.	Ultimus Fund Solutions, LLC
Distributor	ALPS Distributors, Inc.	Northern Lights Distributors, LLC
Legal Counsel	Davis Graham & Stubbs LLP	Thompson Hine LLP

Each Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by an Existing Fund or its shareholders as a result of the Reorganization. The costs of each Reorganization, including any costs associated with the Shareholder Meeting, the Proxy Statement, and soliciting proxies, will be paid by and/or caused to be paid by the Adviser, and not the Existing Funds or the New Funds. If approved, the Reorganizations are expected to take effect on or about June 2, 2023, although the date may be adjusted in accordance with the Plan of Reorganization.

Reasons For the Reorganizations

The primary purpose of the Reorganizations is to move each Existing Fund from FIT to Grandeur Peak Trust in an attempt to gain operational efficiencies and administrative support, which may result in lower shareholder expenses for the New Funds.

Summary Of Agreement and Plan of Reorganization

Below is a summary of the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, the form of which is set forth in Appendix A to this Proxy Statement, and which you are encouraged to read in its entirety.

The Plan of Reorganization provides that the number of full and fractional shares to be issued by each New Fund in connection with each Reorganization will be the same as the number of shares owned by each of the corresponding Existing Fund’s shareholders on the Closing Date. The Plan of Reorganization also provides that the net asset value of shares of each New Fund will be the same as the net asset value of shares of the relevant Existing Fund. The value of the assets to be transferred by each Existing Fund will be calculated at the time of the closing of the Reorganization.

Each Existing Fund will distribute the corresponding New Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of each Existing Fund will be credited with shares of the corresponding New Fund having an aggregate value equal to the relevant Existing Fund shares that the shareholder holds of record on the Closing Date.

The Plan of Reorganization may be terminated by resolution of the Board of Trustees of FIT or the Board of Trustees of Grandeur Peak Trust on behalf of an Existing Fund or on behalf of a New Fund, respectively, under certain circumstances. Completion of each Reorganization is subject to numerous conditions set forth in the Plan of Reorganization. An important condition to closing is that each Existing Fund receive a tax opinion to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), subject to certain qualifications. As such, subject to such qualification, the Reorganization will not be taxable for such purposes to an Existing Fund, the corresponding New Fund or the Existing Fund’s shareholders. See “FEDERAL INCOME TAX CONSEQUENCES.” Each closing is also conditioned upon both the Existing Fund and the corresponding New Fund receiving the necessary documents to transfer the Existing Fund’s assets and liabilities in exchange for shares of the corresponding New Fund.

FIT Board Considerations

At the conclusion of meetings held on December 13, 2022 and January 30, 2023, the Board of Trustees of FIT approved the proposed Reorganizations after reviewing detailed information regarding each Reorganization and its effect on the shareholders of each Existing Fund. The FIT Board considered the following matters, among others, in approving the proposal (each reference to the “Board” in the below discussion refers to the FIT Board):

•	Terms and Conditions of each Reorganization. The Board reviewed the terms of the Plan of Reorganization, noting that each Reorganization would be submitted to the relevant Existing Fund’s shareholders for approval. The Board discussed Grandeur Peak’s determination that, through the Reorganizations, it may be able to achieve operational efficiencies and receive administrative support, which may, over time, result in lower expenses for each New Fund compared to the corresponding Existing Fund.

•	No Dilution of Shareholder Interests and Continuity of Advisory Services. In considering the Reorganizations, the Board noted that neither Reorganization would result in any dilution of shareholder interests in an Existing Fund. The Board noted that each New Fund will continue to be managed by Grandeur Peak through the same portfolio managers, and as such, each New Fund would receive at least a comparable level of advisory services to as is currently being provided to each Existing Fund.
•	Expenses Relating to the Reorganizations, Assumption of Liabilities and Tax Consequences. The Board also reflected on the fact that Grandeur Peak has agreed to assume responsibility for the payment of the expenses associated with the Reorganization. The Board further discussed the fact that, under the Plan of Reorganization, each New Fund would assume all of the liabilities of the relevant Existing Fund, and that such liabilities would not remain with FIT. Finally, the Board considered that each Reorganization is expected to not result in taxable income or gain or other adverse federal tax consequences to shareholders.
•	Effect of the Reorganizations on Fund Expenses and Advisory Fees. The Board reviewed information regarding fees and expenses and noted that Grandeur Peak’s advisory fees are not expected to change and that each New Fund is expected have the same or lower net expense ratio than the relevant Existing Fund.
•	Investment Objectives, Policies, Restrictions, and Other Differences. The Board reviewed the investment objectives, policies, and investment restrictions, noting no material changes between an Existing Fund and the corresponding New Fund. The Board also discussed certain other differences between each Existing Fund and the corresponding New Fund and concluded that they were not material and not expected to have an impact on the day-to-day management of the New Funds.

Based on the Board’s review of the circumstances presented and the recommendation of Grandeur Peak and the FIT officers, the Board determined that each Reorganization was in the best interests of the relevant Existing Fund and its shareholders and unanimously approved the Plan of Reorganization with respect to each Existing Fund, subject to the approval by each Existing Fund’s shareholders, and recommends that each Existing Fund’s shareholders vote “FOR” the approval of the Plan of Reorganization.

COMPARISON OF THE EXISTING FUNDS AND THE NEW FUNDS

Each Existing Fund is a series of FIT, a Delaware statutory trust, and each New Fund is organized as a series of Grandeur Peak Trust, a Delaware statutory trust. Each New Fund has been created as a shell series of Grandeur Peak Trust solely for the purpose of the proposed Reorganization. Set forth below is a comparison of each Existing Fund’s and the corresponding New Fund’s investment objectives, principal investment strategies and risks, fees and expenses, third party service providers, shareholder information and other aspects of the Funds.

Investment Objectives, Limitations & Restrictions; Principal Investment Strategies; Risks

The investment objectives, limitations and restrictions, as well as the principal investment strategies and risks for each New Fund are identical to those of the relevant Existing Fund. Set forth below is a summary of the investment objectives, principal investment strategies and principal risks of each Existing Fund and the corresponding New Fund. The investment objective of the Existing Fund and the New Fund is long-term growth of capital. For detailed information about the principal investment strategies and risks of each Existing Fund, as well as its investment limitations and restrictions, see the current Prospectus and Statement of Additional Information for the Existing Funds, which are incorporated herein by reference.

Fees and Expenses

Neither Reorganization is expected to result in an increase in shareholder fees paid by an Existing Fund’s shareholders on shares acquired in the Reorganization or annual fund operating expenses. In fact, the annual operating expenses of each New Fund are expected to be identical to, or, in time, lower than the annual operating expenses of the relevant Existing Fund. The following is a comparison of the fee tables, along with the expense examples, of each Existing Fund and the corresponding New Fund:

Grandeur Peak Emerging Markets Opportunities Fund – Institutional Class

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a % of amount redeemed)	2.00%	2.00%
Management Fees	1.35%	1.35%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.17%	0.16%
Total Annual Fund Operating Expenses	1.52%	1.51%

Grandeur Peak Emerging Markets Opportunities Fund – Investor Class

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a % of amount redeemed)	2.00%	2.00%
Management Fees	1.35%	1.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.18%	0.16%
Total Annual Fund Operating Expenses	1.78%	1.76%

Grandeur Peak Global Contrarian Fund– Institutional Shares 4

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a % of amount redeemed)	2.00%	2.00%
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.40%	0.32%
Total Annual Fund Operating Expenses	1.40%	1.32%
Fee Waiver	(0.05)%[1]	0.00%
Total Annual Fund Operating Expenses After Waiver	1.35%	1.32%

Grandeur Peak Global Explorer Fund – Institutional Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a % of amount redeemed)	2.00%	2.00%
Management Fees	1.10%	1.10%

Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	1.35%	1.28%
Total Annual Fund Operating Expenses	2.45%	2.38%
Fee Waiver[2]	(1.20)%	(1.13)%
Total Annual Fund Operating Expenses After Waiver	1.25%	1.25%

Grandeur Peak Global Micro Cap Fund – Institutional Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a % of amount redeemed)	2.00%	2.00%
Management Fees	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.38%	0.36%
Total Annual Fund Operating Expenses	1.88%	1.86%

Grandeur Peak Global Opportunities Fund – Institutional Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a % of amount redeemed)	2.00%	2.00%
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.09%	0.08%
Total Annual Fund Operating Expenses	1.34%	1.33%

Grandeur Peak Global Opportunities Fund – Investor Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a % of amount redeemed)	2.00%	2.00%
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.09%	0.08%
Total Annual Fund Operating Expenses	1.59%	1.58%

Grandeur Peak Global Reach Fund – Institutional Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a % of amount redeemed)	2.00%	2.00%
Management Fees	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.15%	0.14%
Total Annual Fund Operating Expenses	1.25%	1.24%

Grandeur Peak Global Reach Fund – Investor Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a % of amount redeemed)	2.00%	2.00%
Management Fees	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%

Other Expenses	0.15%	0.14%
Total Annual Fund Operating Expenses	1.50%	1.49%

Grandeur Peak Global Stalwarts Fund – Institutional Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a % of amount redeemed)	2.00%	2.00%
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.13%	0.11%
Total Annual Fund Operating Expenses	0.93%	0.91%

Grandeur Peak Global Stalwarts Fund – Investor Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a % of amount redeemed)	2.00%	2.00%
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses	1.17%	1.16%

Grandeur Peak International Opportunities Fund – Institutional Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a % of amount redeemed)	2.00%	2.00%
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.10%	0.09%
Total Annual Fund Operating Expenses	1.35%	1.34%

Grandeur Peak International Opportunities Fund – Investor Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a % of amount redeemed)	2.00%	2.00%
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.10%	0.09%
Total Annual Fund Operating Expenses	1.60%	1.59%

Grandeur Peak International Stalwarts Fund – Institutional Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a % of amount redeemed)	2.00%	2.00%
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.09%	0.07%
Total Annual Fund Operating Expenses	0.89%	0.87%

Grandeur Peak International Stalwarts Fund – Investor Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a % of amount redeemed)	2.00%	2.00%
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.09%	0.07%
Total Annual Fund Operating Expenses	1.14%	1.12%

Grandeur Peak US Stalwarts Fund – Institutional Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a % of amount redeemed)	2.00%	2.00%
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.16%	0.12%
Total Annual Fund Operating Expenses	0.91%	0.87%

[1]	Grandeur Peak Global Advisors, LLC, has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.35% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2023 with respect to the Existing Fund and will be in effect through at least August 31, 2024 with respect to the New Fund. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to its expiration, except with the approval of the Fund’s Board of Trustees.
[2]	Grandeur Peak Global Advisors, LLC, has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.25% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2023 with respect to the Existing Fund and will be in effect through at least August 31, 2024 with respect to the New Fund. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to its expiration, except with the approval of the Fund’s Board of Trustees.

Example: The Examples below are intended to help you compare the cost of investing in each Existing Fund and the corresponding New Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and each Fund’s operating expenses remain the same. The Examples include each Fund’s contractual expense limitation, as applicable, through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Grandeur Peak Emerging Markets Opportunities Fund - Investor

	1 Year	3 Years	5 Years	10 Years
Existing Fund	$181	$560	$964	$2.092
New Fund	$179	$554	$954	$2,073

Grandeur Peak Emerging Markets Opportunities Fund - Institutional

	1 Year	3 Years	5 Years	10 Years
Existing Fund	$155	$480	$829	$1,810
New Fund	$154	$477	$824	$1,802

Grandeur Peak Global Contrarian Fund - Institutional

	1 Year	3 Years	5 Years	10 Years
Existing Fund	$143	$443	$765	$1,678
New Fund	$134	$418	$723	$1,590

Grandeur Peak Global Explorer Fund - Institutional

	1 Year	3 Years	5 Years	10 Years
Existing Fund	$127	$649	$1,196	$2,691
New Fund	$127	$634	$1,168	$2,630

Grandeur Peak Global Micro Cap Fund - Institutional

	1 Year	3 Years	5 Years	10 Years
Existing Fund	$197	$609	$1,046	$2,261
New Fund	$189	$585	$1,006	$2,180

Grandeur Peak Global Opportunities Fund - Investor

	1 Year	3 Years	5 Years	10 Years
Existing Fund	$162	$502	$865	$1,887
New Fund	$161	$499	$860	$1,878

Grandeur Peak Global Opportunities Fund - Institutional

	1 Year	3 Years	5 Years	10 Years
Existing Fund	$136	$424	$734	$1,611
New Fund	$135	$421	$729	$1,601

Grandeur Peak Global Reach Fund - Investor

	1 Year	3 Years	5 Years	10 Years
Existing Fund	$153	$474	$818	$1,788
New Fund	$152	$471	$813	$1,779

Grandeur Peak Global Reach Fund - Institutional

	1 Year	3 Years	5 Years	10 Years
Existing Fund	$127	$396	$686	$1,510
New Fund	$126	$393	$681	$1,500

Grandeur Peak Global Stalwarts Fund - Investor

	1 Year	3 Years	5 Years	10 Years
Existing Fund	$119	$372	$643	$1,419
New Fund	$118	$368	$638	$1,409

Grandeur Peak Global Stalwarts Fund - Institutional

	1 Year	3 Years	5 Years	10 Years
Existing Fund	$95	$296	$514	$1,142
New Fund	$93	$290	$504	$1,120

Grandeur Peak International Opportunities Fund - Investor

	1 Year	3 Years	5 Years	10 Years
Existing Fund	$163	$505	$871	$1,900
New Fund	$162	$502	$866	$1,889

Grandeur Peak International Opportunities Fund - Institutional

	1 Year	3 Years	5 Years	10 Years
Existing Fund	$137	$428	$739	$1,624
New Fund	$136	$425	$734	$1,613

Grandeur Peak International Stalwarts Fund - Investors

	1 Year	3 Years	5 Years	10 Years
Existing Fund	$116	$362	$627	$1,385
New Fund	$114	$356	$617	$1,363

Grandeur Peak International Stalwarts Fund - Institutional

	1 Year	3 Years	5 Years	10 Years
Existing Fund	$91	$284	$493	$1,095
New Fund	$89	$278	$482	$1,073

Grandeur Peak US Stalwarts Fund - Institutional

	1 Year	3 Years	5 Years	10 Years
Existing Fund	$93	$290	$504	$1,119
New Fund	$89	$278	$482	$1,073

More detailed information about each New Fund’s annual fund operating expenses will be set forth in the New Funds’ Prospectus.

Fiscal Year

Each Existing Fund currently operates on a fiscal year ending April 30. Following the Reorganizations, each New Fund will assume the financial history of the Existing Fund and will continue to operate on a fiscal year ending April 30.

Comparison of Valuation Procedures

Generally, the procedures by which Grandeur Peak Trust intends to value the securities of each New Fund are substantially the same as the procedures used by FIT to value the securities of each Existing Fund. In all cases where a price is not readily available, and no other means are available for determining a price, both Grandeur Peak Trust and FIT turn to their fair value procedures for guidance. Applying Grandeur Peak Trust’s valuation policies after the Reorganizations to the New Funds is not expected to result in material differences in the New Funds’ net asset values compared to applying FIT’s valuation policies to each Existing Fund prior to the Reorganizations.

Distribution and Service (Rule 12b-1) Fees, Sales Charges, and Redemption Fees

The Existing Funds have adopted a plan of distribution for Investor Class shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the terms of the Plan, the Existing Funds are authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or the provision of on-going shareholder services performed by such financial intermediaries for their customers who are shareholders in the Existing Funds. Each Plan permits payment for services and related expenses in connection with a financial intermediary’s administration of mutual fund distribution platforms that offer Investor Class shares of the Existing Funds.

The Plan permits the Existing Funds to use its Investor Class shares’ assets to make payments at an annual rate of up to 0.25% of an Existing Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of an Existing Fund’s Investor Class shares’ assets on an ongoing basis, over time they will increase the cost of an investment in Investor Class shares and Plan fees may cost an investor more than other types of sales charges.

For each class of each Existing Fund, if you sell or exchange your shares after holding them 60 days or less, a 2% short-term redemption fee may be deducted from the redemption amount. The Existing Funds do not impose sales charges.

The New Funds have adopted a Rule 12b-1 Plan that is the same in all material respects to the Existing Funds’ Rule 12b-1 Plan. Additionally, the New Funds will have the same short term redemption fee and will not impose sales charges.

MANAGEMENT

Investment Adviser

Grandeur Peak Global Advisors, LLC (the “Adviser” or “Grandeur Peak Global Advisors”), subject to the authority of the Board of Trustees of FIT, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser commenced business operations in July 2011 and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is 136 South Main Street, Suite 720, Salt Lake City, Utah 84101.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Grandeur Peak Global Opportunities Fund, the Grandeur International Opportunities Fund, the Grandeur Peak Emerging Markets Opportunities Fund, the Grandeur Peak Global Reach Fund, the Grandeur Peak Global Stalwarts Fund, the Grandeur Peak International Stalwarts Fund, the Grandeur Peak Global Micro Cap Fund, the Grandeur Peak Global Contrarian Fund and the Grandeur Peak US Stalwarts Fund each pay the Adviser an annual management fee of 1.25%, 1.25%, 1.35%, 1.10%, 0.80%, 0.80%, 1.50%, 1.00% and 0.75% respectively, based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) for each of the Existing Funds (the “Expense Agreement”).

With respect to the Existing Funds’ Investor Class, to the extent the Total Annual Fund Operating Expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed the amounts listed below based on the Existing Funds’ average daily net assets through August 31, 2023, the Adviser will reduce the fee payable with respect to the applicable Existing Fund to the extent of such excess, and/or shall reimburse the applicable Existing Fund (or class as applicable) by the amount of such excess.

Grandeur Peak Emerging Markets Opportunities Fund	1.95%
Grandeur Peak Global Opportunities Fund	1.75%
Grandeur Peak Global Reach Fund	1.50%
Grandeur Peak Global Stalwarts Fund	1.35%
Grandeur Peak International Opportunities Fund	1.75%
Grandeur Peak International Stalwarts Fund	1.35%

With respect to the Existing Funds’ Institutional Class, to the extent the Total Annual Fund Operating Expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed the amounts listed below based on the Existing Funds’ average daily net assets through August 31, 2023, the Adviser will reduce the fee payable with respect to the applicable Existing Fund to the extent of such excess, and/or shall reimburse the applicable Existing Fund (or class as applicable) by the amount of such excess.

Grandeur Peak Emerging Markets Opportunities Fund	1.70%
Grandeur Peak Global Contrarian Fund	1.35%
Grandeur Peak Global Explorer Fund	1.25%
Grandeur Peak Global Micro Cap Fund	2.00%
Grandeur Peak Global Opportunities Fund	1.50%
Grandeur Peak Global Reach Fund	1.25%
Grandeur Peak Global Stalwarts Fund	1.10%
Grandeur Peak International Opportunities Fund	1.50%
Grandeur Peak International Stalwarts Fund	1.10%
Grandeur Peak US Stalwarts Fund	1.00%

The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the previous sections of this letter agreement to the extent that an Existing Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Existing Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Existing Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2023, except with the approval of the Existing Fund’s Board of Trustees.

The Adviser has also agreed to waive, with respect to each following Existing Fund, annual management fees to the extent the assets of such Existing Fund exceed the average daily net asset level specified below:

Fund	Management Fee with Waiver Applied	Applicable to Average Daily Net Assets
Grandeur Peak Emerging Markets Opportunities Fund	1.00% (contractually 1.35%)	Above $400 million
Grandeur Peak Global Opportunities Fund	1.00% (contractually 1.25%)	Above $500 million
Grandeur Peak International Opportunities Fund	1.00% (contractually 1.25%)	Above $500 million

This waiver of management fees is not subject to recapture by the Adviser. Such fee waivers and reimbursements for the Existing Funds shall continue at least through August 31, 2023. These fee waivers may not be terminated or modified prior to August 31, 2023, except with the approval of the Existing Fund’s Board of Trustees.

The Adviser has agreed to maintain the Existing Funds’ expense limitations and management fee waivers at the levels described above for at least one year from the New Funds’ commencement of operations.

Portfolio Manager

The portfolio managers will not change as a result of the Reorganizations. For more detailed information about each Fund’s portfolio managers, including their principal occupation for the past five years, compensation information and other accounts managed, see the Prospectus and Statement of Additional Information for the Existing Funds.

COMPARISON OF OTHER PRINCIPAL SERVICE PROVIDERS

Independent Accountants

Deloitte & Touche LLP (“Deloitte”), located at 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as each Existing Fund’s independent accountant.  After the Reorganization, Deloitte will continue to serve as the independent accountant of each New Fund, and will perform an annual audit of each New Fund’s financial statements and provide other services related to filings with respect to securities regulations.

Distributor

Shares of each Fund are offered on a continuous basis through ALPS Distributors, Inc. (“ADI”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the ADI and the Funds. After the Reorganization, Northern Lights Distributors, LLC (an affiliate of Ultimus Fund Solutions, Inc.) (“NLD”), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, will serve as underwriter and distributor of each New Fund’s shares pursuant to a distribution agreement between the Distributor and Grandeur Peak Trust, on behalf of each New Fund.

Administrator, Fund Accounting and Transfer Agency Services

ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ADI), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as each Existing Fund’s administrator, fund accountant and transfer agent. After the Reorganizations, Ultimus Fund Solutions, LLC (“Ultimus”) (an affiliate of NLD), located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, will provide administration, fund accounting and transfer agent services to each New Fund.

Custodian

Brown Brothers Harriman & Co. (“BBH”), with its principal place of business located at 40 Water Street, Boston, MA 02109, serves as custodian for each Existing Fund’s assets (the “Custodian”). The Custodian holds in safekeeping certificated securities and cash belonging to each Existing Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to an Existing Fund. The Custodian also maintains certain accounts and records of the Funds. Following the Reorganizations, BBH will continue to serve as the custodian for each New Fund.

Compliance Services

ALPS provides a Chief Compliance Officer to FIT as well as related compliance services pursuant to a chief compliance officer services agreement. Northern Lights Compliance Services, LLC (an affiliate of NLD and Ultimus), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves in this capacity for Grandeur Peak Trust, and, accordingly, will provide these services to Grandeur Peak Trust with respect to each New Fund following the Reorganizations.

Legal Services

Davis Graham & Stubbs LLP, located at 1550 17th Street, Suite 500, Denver, Colorado 80202, serves as FIT’s legal counsel. Thompson Hine, LLP, located at 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as the counsel to Grandeur Peak Trust and, accordingly, will be each New Fund’s legal counsel following the Reorganizations.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Reorganizations, the operations of each New Fund will be overseen by the Board of Trustees of Grandeur Peak Trust (the “Grandeur Peak Trust Board”) in accordance with Grandeur Peak Trust’s Agreement and Declaration of Trust and Grandeur Peak Trust’s By-Laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Grandeur Peak Trust Board approves all significant agreements between/among each New Fund and the persons or companies that furnish services to each New Fund, including agreements with its distributor, Grandeur Peak, administrator, custodian and transfer agent. The day-to-day operations of each New Fund are delegated to Grandeur Peak Trust and the New Funds’ administrator.

The name, address, year of birth, and principal occupations for the past five years of the Trustees and officers of Grandeur Peak Trust are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by the Trustee.

Grandeur Peak Trust Independent Trustees

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since inception, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	10	Northern Lights Fund Trust III (since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since inception, Indefinite; Chairman of the Board since inception.	Retired (since 2011); formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	10	Northern Lights Fund Trust III (since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since inception, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-2015); AICPA Auditing Standards Board Member (2009-2012); Academic Fellow, United States Securities and Exchange Commission (2005-2006).	10	Northern Lights Fund Trust III (since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since inception, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014).	10	Northern Lights Fund Trust III (since 2015).

*       Upon the closing of the Reorganizations, the Trust will be comprised of 10 active portfolios managed by Grandeur Peak Global Advisors, LLC.

**       Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

Grandeur Peak Trust Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Eric Kane 1981	President	Since Inception, indefinite	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2022); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2020-2022); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020); Assistant Vice President, Gemini Fund Services, LLC (2014- 2017).
Brian Curley 1970	Treasurer	Since Inception, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015-2020).
Viktoriya Pallino 1995	Secretary	Since Inception, indefinite	Legal Administrator II, Ultimus Fund Solutions, LLC (since 2021); Legal Administrator I, Ultimus Fund Solutions, LLC (2019-2021); Legal Administration Associate, Gemini Fund Services, LLC (2017-2019).
William Kimme 1962	Chief Compliance Officer	Since Inception, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

Patricia Luscombe, CFA, has more than 30 years in financial advisory and valuation services. She has delivered a broad range of corporate finance advice including fairness opinions and valuations. Ms. Luscombe joined Lincoln International in 2007 as a Managing Director and co-head of Lincoln’s Valuations & Opinions Group. In this position, she assists regulated investment funds, business development companies, private equity funds and hedge funds in the valuation of illiquid securities for fair value accounting purposes. Ms. Luscombe’s clients range from closely held businesses to large, publicly-traded companies. Previously, Ms. Luscombe spent 16 years with Duff & Phelps Corporation, as a Managing Director in the firm’s valuation and financial advisory business. Prior to joining Duff & Phelps Corporation, Ms. Luscombe was an Associate at Smith Barney, a division of Citigroup CapitalMarkets, Inc., where she managed a variety of financial transactions, including mergers and acquisitions, leveraged buyouts, and equity and debt financings. Ms. Luscombe is a member of the Chicago Chapter of the Association for Corporate Growth, the Chartered Financial Analyst Society of Chicago and former president of the Chicago Finance Exchange. Ms. Luscombe holds a Bachelor of Arts degree in economics from Stanford University, a Masters degree in economics from the University of Chicago and a Master of Business Administration degree from the University of Chicago Booth School of Business. In addition, Ms. Luscombe is licensed under the Series 24, 79 and 63 of FINRA.

John V. Palancia has over 40 years of business experience in the financial services industry including serving as the Director of Global Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. (“Merrill Lynch”). Mr. Palancia possesses an in depth understanding of broker-dealer operations from having served in various management capacities and has held industry registrations in both securities and futures. Based on his service at Merrill Lynch, he also possesses a strong understanding of risk management, balance sheet analysis, compliance and the regulatory framework under which regulated financial entities must operate. Additionally, he is well versed in the regulatory framework under which investment companies must operate based on his service as a member of three other mutual fund boards. This practical and extensive experience in the securities industry provides valuable insight into fund operations and enhances his ability to effectively serve as chairman of the Board. Mr. Palancia is a member of the Investment Company Institute and Mutual Fund Directors Forum. Mr. Palancia holds a Bachelor of Science degree in Economics.

Mark H. Taylor has over 30 years of academic and professional experience in the accounting and auditing fields, which makes him particularly qualified to chair the Board’s Audit Committee. Dr. Taylor holds PhD, Master’s and Bachelors degrees in Accountancy and is a licensed Certified Public Accountant and serves as a member of two other mutual fund boards within the Northern Lights Fund Complex. Dr. Taylor is the Director of the Lynn Pippenger School of Accountancy at the Muma College of Business at the University of South Florida and has been serving a three-year term as President of the American Accounting Association (AAA) since August 2022 (as President-Elect 8/22-7/23, President 8/23-8/24, and Past President 8/24-8/25). Dr. Taylor previously served as Vice President-Finance of the AAA, and as President of the Auditing Section of the AAA. He previously served a three-year term on the AICPA’s Auditing Standards Board and completed a fellowship in the Professional Practice Group of the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission. Dr. Taylor is a member of two research teams that received grants from the Center for Audit Quality and has had his research widely published in leading academic accounting and practice journals. Dr. Taylor has teaching interests in corporate governance and accounting policy as well as auditing and assurance services at the graduate and undergraduate levels and possesses a strong understanding of the regulatory framework under which investment companies operate.

Jeffery D. Young has over 40 years of business management experience, including in the transportation industry and operations and information technologies. He is currently Co-owner and Vice President of the Latin America Agriculture Development Corporation, an agribusiness exporting fruit to the United States and other Central American countries. He has served as Assistant Vice President of Transportation Systems at Union Pacific Railroad Company, where he was responsible for the development and implementation of large-scale command and control systems that support railroad operations and safety. In this position, Mr. Young was heavily involved in the regulatory compliance of safety and mission critical systems. Mr. Young also served as Chairman of the Association of American Railroads Policy Committee and represented both Union Pacific Railroad and the railroad industry in safety and regulatory hearings with the National Transportation Safety Board and the Federal Railroad Administration in Washington, DC. Mr. Young was a member of the Board of Directors of PS Technologies, a Union Pacific affiliate serving as a technology supplier to the railroad industry. His practical business experience and understanding of regulatory compliance provides a different perspective that brings diversity to Board deliberations.

Grandeur Peak Trust Leadership Structure and Oversight Responsibilities

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents, the Board shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Board, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure. The Board is led by John V. Palancia, who has served as the Chairman of the Board since May 2014. The Board has not appointed a Lead Independent Trustee because all Trustees are Independent Trustees. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, the Funds and each shareholder.

Board Risk Oversight. The Board maintains an Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial risk and reporting within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Grandeur Peak Trust Board Committees

Audit Committee. The Board has an Audit Committee that consists solely of Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Dr. Taylor is Chairman of the Audit Committee.

Comparison of Trustees’ and Officers’ Fees

The Existing Funds

All Trustees receive a quarterly retainer of $33,500, plus $12,500 for each regular quarterly Board meeting attended. Trustees receive $5,000 for each non-quarterly special Board meeting attended. Trustees receive $5,000 for each non-quarterly special Committee meeting attended for which a corresponding non-quarterly special Board meeting is not held. The Chairman of the Board and the Chairman of the Audit Committee also receive an additional quarterly retainer of $7,500 and $6,000, respectively.

The New Funds

All Trustees will receive compensation of $35,000 per year. The Chairman of the Board and the Chairman of the Audit Committee will also receive additional compensation of $8,400 and $6,000 per year, respectively.

FEDERAL INCOME TAX CONSEQUENCES

As an unwaivable condition of each Reorganization, FIT and Grandeur Peak Trust will receive an opinion of counsel to Grandeur Peak Trust to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1)(F) of the Code, subject to customary assumptions and such representations as tax counsel may reasonably request of the Funds.

Each Existing Fund believes that, since inception, it has qualified for treatment as a “regulated investment company” under the Code and believes that it has been, and expects to continue to be, relieved of federal income tax liability on its net investment income and net gains distributed to its shareholders. Each New Fund expects to operate on a fiscal and taxable year ended April 30 of each year, which is a continuation of the relevant Existing Fund’s taxable year ending April 30 of each year.

Subject to the exceptions set forth below, provided that each Reorganization qualifies as a tax-free reorganization under Code Section 368(a), then for U.S. federal income tax purposes, generally, for each Reorganization:

•	The Existing Fund will not recognize any gain or loss as a result of the Reorganization;
•	The Existing Fund shareholder will not recognize any gain or loss as a result of the receipt of the corresponding New Fund shares in exchange for such shareholder’s Existing Fund shares pursuant to the Reorganization;
•	The adjusted tax basis in and holding period for the Existing Fund’s assets will be maintained when transferred to the corresponding New Fund (except where the New Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period);

•	The Existing Fund shareholder’s aggregate tax basis in the New Fund shares that it receives pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in the Existing Fund shares held immediately before the Reorganization;
•	The Existing Fund shareholder’s holding period in the New Fund shares that it receives pursuant to the Reorganization will include such shareholder’s holding period in the Existing Fund shares held immediately before the Reorganization (provided that the relevant Existing Fund shares exchanged were held as capital assets by such shareholder);
•	The consummation of the Reorganization will not terminate the taxable year of the Existing Fund. Instead, the part of the taxable year of the Existing Fund before the Reorganization will be included in the corresponding New Fund’s taxable year after the Reorganization; and
•	The New Fund will be treated for purposes of Section 381 of the Code just as the Existing Fund would have been treated if there had been no Reorganization.

No opinion will be obtained, and no assurance will be provided, concerning whether gain or loss may be recognized (i) in connection with the transfer of stock held by an Existing Fund in a passive foreign investment company as defined in Section 1297(a) of the Code, (ii) under U.S. federal income tax principles that require the recognition of gain or loss upon the transfer of assets regardless of whether such transfer is made pursuant to a reorganization under Code Section 368(a), (iii) on any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting (including Section 1256 of the Code), or (iv) by any shareholder of an Existing Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting. No opinions will be obtained concerning any other federal income tax consequences or any state, local or foreign tax issues of any kind. Although FIT is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for the shareholders.

If any of the representations or assumptions on which the opinion of counsel to Grandeur Peak Trust relies is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the opinion of counsel to Grandeur Peak Trust concerning tax consequences of the Reorganization will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position.

Shareholders are urged to consult their own tax advisers as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s particular tax circumstances.

VOTING SECURITIES, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

Voting Securities

Shareholders of each Existing Fund at the close of business on the Record Date will be entitled to be present and vote at the Shareholder Meeting. Each shareholder will be entitled to one vote for each whole Existing Fund share and a fractional vote for each fractional Existing Fund share held as of the Record Date. As of the Record Date, there following shares were issued and outstanding:

Fund	Shares Outstanding
Grandeur Peak Emerging Markets Opportunities Fund	[___________]
Grandeur Peak Global Contrarian Fund	[___________]
Grandeur Peak Global Explorer Fund	[___________]
Grandeur Peak Global Micro Cap Fund	[___________]
Grandeur Peak Global Opportunities Fund	[___________]
Grandeur Peak Global Reach Fund	[___________]
Grandeur Peak Global Stalwarts Fund	[___________]
Grandeur Peak International Opportunities Fund	[___________]
Grandeur Peak International Stalwarts Fund	[___________]
Grandeur Peak US Stalwarts Fund	[___________]

Principal Shareholders and Management Ownership

Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Existing Fund. A “control person” is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Existing Fund. Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders. As of February 22, 2023, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Existing Funds:

Grandeur Peak Emerging Markets Opportunities Fund – Institutional
Shareholder and Address	Percentage of Fund Owned	Type of Ownership

Grandeur Peak Emerging Markets Opportunities Fund – Investor
Shareholder and Address	Percentage of Fund Owned	Type of Ownership

Grandeur Peak Global Contrarian Fund – Institutional

Shareholder and Address	Percentage of Fund Owned	Type of Ownership

Grandeur Peak Global Explorer Fund – Institutional
Shareholder and Address	Percentage of Fund Owned	Type of Ownership

Grandeur Peak Global Micro Cap Fund – Institutional
Shareholder and Address	Percentage of Fund Owned	Type of Ownership

Grandeur Peak Global Opportunities Fund – Institutional
Shareholder and Address	Percentage of Fund Owned	Type of Ownership

Grandeur Peak Global Opportunities Fund – Investor
Shareholder and Address	Percentage of Fund Owned	Type of Ownership

Grandeur Peak Global Reach Fund – Institutional
Shareholder and Address	Percentage of Fund Owned	Type of Ownership

Grandeur Peak Global Reach Fund – Investor

Shareholder and Address	Percentage of Fund Owned	Type of Ownership

Grandeur Peak Global Stalwarts Fund – Institutional
Shareholder and Address	Percentage of Fund Owned	Type of Ownership

Grandeur Peak Global Stalwarts Fund – Investor
Shareholder and Address	Percentage of Fund Owned	Type of Ownership

Grandeur Peak International Opportunities Fund – Institutional
Shareholder and Address	Percentage of Fund Owned	Type of Ownership

Grandeur Peak International Opportunities Fund – Investor
Shareholder and Address	Percentage of Fund Owned	Type of Ownership

Grandeur Peak International Stalwarts Fund – Institutional
Shareholder and Address	Percentage of Fund Owned	Type of Ownership

Grandeur Peak International Stalwarts Fund – Investor

Shareholder and Address	Percentage of Fund Owned	Type of Ownership

Grandeur Peak US Stalwarts Fund – Institutional
Shareholder and Address	Percentage of Fund Owned	Type of Ownership

As of [_________] [__], 2023, the Officers and Trustees of FIT, as a group, [owned less than 1%] of each class of each Existing Fund.

Participation in the Shareholder Meeting and Revocation of Proxies

If you wish to participate in the Shareholder Meeting you may submit the proxy card included with this Proxy Statement or attend telephonically. Your vote is important no matter how many shares you own. You may vote in one of the following ways:

•	Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);
•	Vote on the internet at the website address printed on your proxy ballot; or
•	Call the toll-free number printed on your proxy ballot.

Each proxy solicited by the Board of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting at that time. Any letter of revocation or later-dated proxy must be received by the Funds prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For each proposal, the Funds understand that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a reorganization. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Reorganizations. A signed proxy card or other authorization by a beneficial owner of each Fund’s shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.

Abstentions will be counted as present for purposes of determining whether a quorum is present. Abstentions will be disregarded in determining the “votes cast” on the Proposal, and therefore, will have the effect of a vote against the Proposal.

Other Business

The Board of Trustees does not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement, and the Board of Trustees is not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

FIT is generally not required to hold annual meetings of shareholders, and FIT generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, FIT seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of FIT hereafter called should send the proposal to the Secretary of FIT at the FIT’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Quorum; Adjournment

As provided under the governing documents of FIT, the presence in person (physically or via remote communication) or by proxy of at least one-third of the votes entitled to be cast on any matter shall be a quorum as to such matter; provided, however, that any lesser number shall be sufficient for matters upon which the shareholders vote at adjournments.

The presence of a quorum alone, however, is not sufficient to approve the Reorganizations (see “Vote Required” below). In the event a quorum is present at the Meeting, but sufficient votes to approve the relevant Reorganization have not been received or in the discretion of such persons, the shareholder present in person (physically or via remote communication) or by proxy may adjourn the Meeting. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Vote Required

Approval of a Reorganization will require the affirmative vote of a majority of the shares voted in person (physically or via remote communication) or by proxy of that Existing Fund. The vote for each Reorganization will be at the Fund level, meaning that the shareholders of all share classes of a Fund will vote together, and each Fund will vote separately.

To assure the presence of a quorum at the Meeting (which will allow for the transaction of business), and to help assure that your vote is noted, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact AST toll free at 877-283-0321. Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 10:00 p.m. Eastern time and Saturday between 1:00 a.m. and 6:00 p.m. Eastern time.

Solicitation of Shareholder Vote

The Board of Trustees of FIT is making this solicitation of proxies. The Trust has engaged, at Grandeur Peak’s expense, AST, located at 48 Wall Street, NY, NY 10005, to serve as proxy solicitor. The estimated fees anticipated to be paid to AST are approximately $175,000. Grandeur Peak will pay or cause to be paid the cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies. In addition to solicitation by mail, FIT will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each of the Existing Funds of whom they have knowledge, and Grandeur Peak will reimburse them or cause them to be reimbursed for their expenses in so doing. Certain officers, employees and agents of FIT and Grandeur Peak may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

Householding

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is an Existing Fund shareholder, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please contact 855-377-PEAK(7325) or send notice to P.O. Box 13664, Denver, CO 80201.

Appendix A

Agreement and Plan of Reorganization and Termination

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Reorganization Agreement”) is made as of this      day of                     , 2023 by Grandeur Peak Global Trust, a Delaware statutory trust (“Acquiring Trust”), separately on behalf of each of Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund, Grandeur Peak US Stalwarts Fund, Grandeur Peak Global Explorer Fund, (each a separate series of the Acquiring Trust, and each an “Acquiring Fund”); Financial Investors Trust, a Delaware statutory trust (“Selling Trust”), separately on behalf of each of Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund, Grandeur Peak US Stalwarts Fund, Grandeur Peak Global Explorer Fund (each a separate series of the Selling Trust and each an “Acquired Fund”) (the Acquiring Funds and Acquired Funds may be referred to herein individually as a “Fund” and collectively as the “Funds”); Grandeur Peak Global Advisors LLC, a Delaware limited liability company (“Adviser”), the proposed investment adviser to each Acquiring Fund (only for purposes of Sections 1.7, 5.10, 5.12, 9.1 and 9.2 of this Reorganization Agreement). The principal place of business of the Adviser is 136 S. Main Street, Suite 720, Salt Lake City, UT 84101; the principal place of business of the Acquiring Trust is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246; and the principal place of business of the Selling Trust is 1290 Broadway, Suite 1000, Denver, CO 80203. Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Acquiring Trust or the Selling Trust or the assets of any other series of the Acquiring Trust or the Selling Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

This Reorganization Agreement is intended to be and is adopted as a plan of “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of:

(a)	the transfer of all the assets of each Acquired Fund to the corresponding Acquiring Fund (as set forth in Exhibit A hereto), in exchange solely for shares of beneficial interest, no par value per share, of Investor Class shares and Institutional Class shares, as applicable, of the Acquiring Fund (collectively, “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and

(b)	the pro rata distribution, on a class-by-class basis, as applicable, of all the Investor Class shares of the Acquiring Fund to the Investor Class shareholders of the Acquired Fund, and, if applicable, of all of the Institutional Class shares of the Acquiring Fund to the Institutional Class shareholders of the Acquired Fund (as calculated pursuant to this Reorganization Agreement), and the termination, dissolution and complete liquidation of the Acquired Funds as provided herein, all upon the terms and conditions set forth in this Reorganization Agreement (each a “Reorganization” and collectively, the “Reorganizations”).

WHEREAS, each Acquiring Fund is a separate series of the Acquiring Trust, each Acquired Fund is a separate series of the Selling Trust, the Acquiring Trust and the Selling Trust are open-end management investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”), and each Acquired Fund owns securities that generally are assets of the character in which the corresponding Acquiring Fund is permitted to invest;

WHEREAS, each Acquiring Fund has been organized to continue the business and operations of the Acquired Fund;

WHEREAS, each Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, each Acquiring Fund currently has no assets and has carried on no business activities prior to the date first written above and will have no assets and will have carried on no business activities prior to the consummation of the Reorganization, except as necessary to consummate the Reorganization and to issue the Initial Shares (as defined in Section 1.10 of this Agreement) as part of the organization of the Acquiring Fund;

WHEREAS, the Board of Trustees of the Acquiring Trust, including a majority of the trustees who are not “interested persons” of the Acquiring Trust as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), has determined that the Reorganization is in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Trustees of the Selling Trust, including a majority of its Independent Trustees, has determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders of each Acquired Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF THE Acquired FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE

acquired Funds’ LIABILITIES, AND TERMINATION AND

LIQUIDATION OF THE acquired funds

1.1                    THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer all its assets, as set forth in Section 1.2 of this Reorganization Agreement, to the corresponding Acquiring Fund. In consideration for such transfer, each Acquiring Fund agrees (a) to deliver to the corresponding Acquired Fund the number of full and fractional Acquiring Fund Shares of each class corresponding to a class of Acquired Fund shares computed in the manner set forth in Section 2.3 of this Reorganization Agreement; and (b) to assume all the liabilities of the Acquired Fund, as set forth in Section 1.3 of this Reorganization Agreement. All Acquiring Fund Shares delivered to the corresponding Acquired Fund shall be delivered at net asset value (“NAV”) without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 of this Reorganization Agreement (“Closing”).

1.2       ASSETS TO BE TRANSFERRED. Each Acquired Fund shall transfer all its assets to the corresponding Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (as defined in Section 3.1 of this Reorganization Agreement).

1.3       LIABILITIES TO BE ASSUMED. Each Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, to discharge all its known liabilities and obligations to the extent possible before the Closing Date, other than those liabilities and obligations which otherwise would be discharged at a later date in the ordinary course of business or any liabilities or obligations that are intended to be assumed and paid by another person or entity (including the Adviser). Notwithstanding the foregoing, each Acquiring Fund shall assume all liabilities of the corresponding Acquired Fund, which assumed liabilities shall include all of the corresponding Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether arising in the ordinary course of business, whether determinable at the Closing Date, and whether specifically referred to in this Reorganization Agreement.

1.4       LIQUIDATION AND DISTRIBUTION. As soon as reasonably practicable after the Closing:

(a)       Each Acquired Fund will distribute all of the corresponding Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 of this Reorganization Agreement on a class-by-class basis to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1 of this Reorganization Agreement) (“Acquired Fund Shareholders”), in proportion to their corresponding class of Acquired Fund shares then held of record and in constructive exchange therefore. That distribution shall be accomplished by the Acquiring Trust’s transfer agent’s opening accounts on the Acquiring Fund’s shareholder records in the Acquired Fund Shareholders’ names and transferring those Acquiring Fund Shares thereto. Each Acquired Fund Shareholder’s account shall be credited with the pro rata number of full and fractional Acquiring Fund Shares of the applicable class having an aggregate NAV equal to the aggregate NAV of the corresponding class of Acquired Fund shares that the Acquired Fund Shareholder holds at the Valuation Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on its books. The corresponding Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer; and

(b)       each Acquired Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 of this Reorganization Agreement.

1.5       OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the corresponding Acquiring Fund’s transfer agent. Shares of each Acquiring Fund will be issued at the Closing to the corresponding Acquired Fund, in an amount computed in the manner set forth in Section 2.3 of this Reorganization Agreement, to be distributed to the corresponding Acquired Fund Shareholders.

1.6       STATE FILINGS. Promptly following the Closing Date, the Selling Trust shall make any filings with the State of Delaware that may be required under state law to cause, implement and complete the termination of each Acquired Fund, and shall file final tax returns with the State of Delaware and elsewhere to the extent required under applicable law.

1.7       TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8       TERMINATION. Each Acquired Fund shall be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, as soon as possible following the Closing Date and the making of all distributions pursuant to Section 1.4 of this Reorganization Agreement (but no later than six (6) months after the Closing Date). After the Closing Date, each Acquired Fund shall not conduct any business except in connection with its dissolution or as otherwise contemplated hereby.

1.9       BOOKS AND RECORDS. All books and records of each Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the corresponding Acquiring Fund from and after the Closing Date and copies thereof shall be turned over to the corresponding Acquiring Fund as soon as practicable following the Closing Date. Each Acquiring Fund shall maintain all books and records relating to the Reorganization for the time periods required under applicable law.

1.10     INITIAL SHARES. Prior to the Closing, each Acquiring Fund will issue one share of Investor Class shares and one share of Institutional Class shares (each, an “Initial Share” and collectively, “Initial Shares”) to the Adviser or an affiliate thereof (“Sole Shareholder”), in exchange for $10.00 each for the sole purpose of allowing the Sole Shareholder to approve certain organizational items on behalf of the Acquiring Fund. The Initial Shares shall be redeemed and cancelled by the Acquiring Fund in exchange for the same value per share immediately prior to the Closing.

ARTICLE II
VALUATION

2.1       VALUATION OF ASSETS AND LIABILITIES. The value of each Acquired Fund’s net assets shall be the value of all of the Acquired Fund’s assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”) less the amount of all of the Acquired Fund’s liabilities as of the Valuation Date. The value of the Acquired Fund’s assets and liabilities shall be determined by using the valuation procedures set forth in the Selling Trust’s Pricing Policy and Procedures and the corresponding Acquired Fund’s then-current prospectus and statement of additional information, or such other valuation procedures as may be mutually agreed upon by the parties. The aggregate net asset value of each class of the Acquiring Fund Shares shall be the aggregate net asset value of each class of the Acquired Fund computed on the Valuation Date, using the valuation procedures set forth above.

2.2       VALUATION OF SHARES. The NAV per share for the Investor Class of each Acquiring Fund shall be equal to the NAV per share for the Investor Class of the corresponding Acquired Fund computed on the Valuation Date, using the valuation procedures set forth in Section 2.1 of this Reorganization Agreement. The NAV per share for the Institutional Class of each Acquiring Fund shall be equal to the NAV per share for the Institutional Class of the corresponding Acquired Fund computed on the Valuation Date, using the valuation procedures set forth in Section 2.1 of this Reorganization Agreement.

2.3       SHARES TO BE ISSUED.

(a) The number of full and fractional Investor Class shares to be issued by an Acquiring Fund in exchange for the net assets of the corresponding Acquired Fund attributable to the Investor Class of the Acquired Fund shall be equal to the number of full and fractional Investor Class shares of the Acquired Fund issued and outstanding on the Valuation Date, calculated to the third decimal place after the decimal point. Each Investor Class shareholder of the corresponding Acquired Fund will receive the number of full and fractional shares of Investor Class shares of the Acquiring Fund equal to the number of full and fractional Investor Class shares of the Acquired Fund held by that shareholder immediately prior to the Reorganization, calculated to the third decimal place after the decimal point.

(b) The number of full and fractional Institutional Class shares to be issued by an Acquiring Fund in exchange for the net assets of the corresponding Acquired Fund attributable to the Institutional Class of the Acquired Fund shall be equal to the number of full and fractional Institutional Class shares of the Acquired Fund issued and outstanding on the Valuation Date, calculated to the third decimal place after the decimal point. Each Institutional Class shareholder of the corresponding Acquired Fund will receive the number of full and fractional shares of Institutional Class shares of the Acquiring Fund equal to the number of full and fractional Institutional Class shares of the Acquired Fund held by that shareholder immediately prior to the Reorganization, calculated to the third decimal place after the decimal point.

2.4       EFFECT OF SUSPENSION IN TRADING. The Valuation Date and Closing Date (as defined in Section 3.1 of this Reorganization Agreement) shall be postponed, if on the Valuation Date, either:

(a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Funds or the Acquired Funds are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or

(b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Funds or the Acquired Funds is impracticable as mutually agreed upon by the parties.

The postponement shall continue until the first business day after the day when trading is fully resumed and reporting is restored.

2.5       DETERMINATION OF VALUE. All computations of value shall be made by ALPS Fund Services, Inc. (“ALPS”), the Acquired Funds’ administrator, in accordance with its regular practice in pricing the shares and assets of each Selling Fund and confirmed by Ultimus Fund Solutions, LLC (“Ultimus”), the Acquiring Funds’ accounting agent. In the case of differences in valuation, the parties shall discuss in good faith to resolve on the Closing Date.

ARTICLE III
CLOSING AND CLOSING DATE

3.1       CLOSING DATE. The Closing shall occur on [DATE], 2023 or such other date as the parties may agree in writing (“Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place immediately after the close of regular trading on the NYSE on the Valuation Date. The Closing shall be held immediately after the close of regular trading on the NYSE on the Closing Date at the offices of [TO BE DETERMINED] in [CITY, STATE] or at such other time and/or place as the parties may agree.

3.2       CUSTODIAN’S CERTIFICATE. The Acquired Funds shall cause Brown Brothers Harriman & Co., as custodian for each Acquired Fund (“Custodian”), to deliver to the Acquiring Funds at the Closing a certificate of an authorized officer stating that (a) each Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable U.S. federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund. Each Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Acquired Funds to the custodian for the Acquiring Funds for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Acquired Funds as of the Closing Date for the account of the corresponding Acquiring Fund, duly endorsed in proper form for the transfer in such condition as to constitute good delivery thereof.

3.3       TRANSFER AGENT’S CERTIFICATE. The Selling Funds shall cause ALPS, as transfer agent for the Acquired Funds (“Acquired Fund Transfer Agent”), to deliver to the Acquiring Funds at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the corresponding Acquired Fund Shareholders, and the number, class and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Funds shall issue and deliver or cause Ultimus, its transfer agent, to issue and deliver to the Secretary of the Selling Trust at the Closing (a) a certificate as to the opening of accounts in the Acquired Fund Shareholders’ names on the Acquiring Fund’s share transfer books; and (b) a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing or provide evidence satisfactory to the corresponding Acquired Fund that such Acquiring Fund Shares have been credited to the corresponding Acquired Fund’s account on the books of the Acquiring Fund.

3.4       DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Reorganization Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1       REPRESENTATIONS OF THE ACQUIRED FUNDS. The Selling Trust, on behalf of each Acquired Fund, represents and warrants to the corresponding Acquiring Fund as follows:

(a)       The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)       The Acquired Fund is a separate series of the Selling Trust duly established in accordance with the applicable provisions of the Selling Trust’s Declaration of Trust, as amended.

(c)       The Selling Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d)       The Acquired Fund is not, and the execution, delivery, and performance of this Reorganization Agreement (subject to shareholder approval) will not result, in a conflict with or a material violation of any provision of the Selling Trust’s Declaration of Trust or By-Laws (collectively, the “Selling Trust Governing Documents”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)       Except for conversion fees, if any, that may be paid to the Acquired Fund Transfer Agent and the Acquired Fund’s Custodian in connection with the Reorganization or as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments (other than this Reorganization Agreement) that will be terminated with liability to the Acquired Fund before the Closing Date, except for liabilities, if any, to be discharged as provided in Section 1.3 of this Reorganization Agreement.

(f)       No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Reorganization Agreement. The Acquired Fund knows of no facts that might form a reasonable basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)       Financial Statements.

(1)       The annual financial statements of the Acquired Fund for the most recently ended fiscal year were prepared in accordance with generally accepted accounting principles and were audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such period, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(2)       The semi-annual financial statements of the Acquired Fund for the most recently ended semi-annual fiscal period ended were prepared in accordance with generally accepted accounting principles and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such period, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(h)       Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this subsection (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, a decline in the NAV of the Acquired Fund, or net redemptions shall not constitute a material adverse change.

(i)       All U.S. federal, state, local and other tax returns and reports of the Acquired Fund required by law to have been filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All U.S. federal, state, local and other taxes required to have been paid (whether shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (g) above. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax, or penalty has been (i) asserted against the Acquired Fund or (ii) threatened against the Acquired Fund in writing, or to the knowledge of the Acquired Fund, other than in writing.

(j)       All issued and outstanding shares of the Acquired Fund are validly issued and fully paid and non-assessable purchasers of the shares will not have any obligation to make payments to the registrant or its creditors (other than the purchase price for the shares) or contributions to the registrant or its creditors solely by reason of the purchasers’ ownership of the shares by the Acquired Fund. All the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund Transfer Agent as provided in Section 3.3 of this Reorganization Agreement. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquired Fund and has no outstanding securities convertible into shares of the Acquired Fund.

(k)       At the time of the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2 of this Reorganization Agreement, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (“1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)       Other than approval by the Selling Fund Shareholders, the execution, delivery and performance of this Reorganization Agreement have been duly authorized by all necessary action on the part of the Selling Fund and the Selling Trust’s Board of Trustees. Subject to approval by the Acquired Fund Shareholders, this Reorganization Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)       The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with applicable U.S. federal securities and other laws and regulations.

(n)       The current prospectus and statement of additional information of the Acquired Fund conform, in all material respects, to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations thereunder and do not include, with respect to the Selling Trust or the Acquired Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(o)       From the effective date of the Registration Statement (as defined in Section 5.7 of this Reorganization Agreement), through the time of the meeting of the Acquired Fund Shareholders (“Acquired Fund Meeting”) and on the Closing Date, any written information furnished by the Acquired Fund for use in the Proxy Materials (as defined in Section 5.7 of this Reorganization Agreement), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p)       For each taxable year of its operations ending prior to the Closing Date, the Acquired Fund (i) has had in effect an election to qualify as, and has qualified, as a “regulated investment company” under Subchapter M of the Code (“RIC”), (ii) has been eligible to and has computed its U.S. federal income tax under Section 852 of the Code, (iii) has been treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provision of prior law) did not apply to it. The Acquired Fund meets all applicable requirements for qualification as a RIC as of the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code that remains unpaid.

(q)       No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act or Delaware state law, as applicable, for the execution of this Reorganization Agreement by the Selling Trust on behalf of the Acquired Fund, except for the effectiveness of the Acquiring Trust’s Post-Effective Amendment (as defined in Section 8.6 of this Reorganization Agreement), the Selling Trust’s filing with the Commission of a proxy statement on Schedule 14A, and the filing of any documents that may be required under Delaware state law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Reorganization Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in Section 5.2 of this Reorganization Agreement.

(r)       The Selling Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Selling Trust.

4.2       REPRESENTATIONS OF THE ACQUIRING FUNDS. The Acquiring Trust, on behalf of each Acquiring Fund, represents and warrants to the corresponding Acquired Fund as follows:

(a)       The Acquiring Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)       The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Agreement and Declaration of Trust.

(c)       The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d)       The Acquiring Fund was formed solely for the purpose of effecting the Reorganization, has not commenced operations or engaged in any business and will not do so until after the Closing and, except with respect to the consideration received in exchange for the issuance of the Initial Shares, has not owned any assets and will not own any assets prior to the Closing. There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than the Initial Shares issued to the Sole Shareholder in association with the organization of the Acquiring Fund. The Acquiring Fund will redeem and cancel such Initial Shares immediately prior to the Closing in exchange for an amount equal to the consideration received by the Acquiring Fund for such Initial Shares so that the Acquiring Fund will own no assets at the time of the Closing.

(e)       The Acquiring Fund is not, and the execution, delivery and performance of this Reorganization Agreement will not result, in a violation of the Acquiring Trust’s Amended Agreement and Declaration of Trust or By-Laws, as revised, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(f)       No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Trust or the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Trust or the Acquiring Fund to carry out the transactions contemplated by this Reorganization Agreement. Neither the Acquiring Trust nor the Acquiring Fund knows of any facts that might form a reasonable basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(g)       The execution, delivery and performance of this Reorganization Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Acquiring Trust’s Board of Trustees, and this Reorganization Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(h)       The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Reorganization Agreement will, at the Closing Date, have been duly authorized and will, after taking into account the redemption and cancellation of the Initial Shares, constitute all the issued and outstanding shares of the Acquiring Fund as of the Closing Date. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(i)       The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with U.S. federal securities and other laws and regulations.

(j)       The prospectus and statement of additional information of the Acquiring Fund filed as part of the Acquiring Trust’s Registration Statement (as defined in Section 8.6 of this Reorganization Agreement), which will become effective prior to the Closing Date, conform, and as of the effective date of the Registration Statement will conform, in all material respects, to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not, and as of the effective date of the Post-Effective Amendment will not, with respect to the Acquiring Trust or the Acquiring Fund, include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(k)       The Acquiring Fund (i) will elect or maintain an election to be a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date.

(l)       No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Reorganization Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of this Reorganization Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement (as defined in Section 8.6 of this Reorganization Agreement, and the filing of any documents that may be required under the laws of the Delaware and except for such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m)       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate to continue its operations after the Closing Date.

(n)       The Acquiring Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Acquiring Trust.

4.3       REPRESENTATIONS OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS. Each of the Acquiring Trust and the Selling Trust, on behalf of the Acquiring Funds and Acquired Funds, respectively, represents and warrants to the other, as follows:

(a)       To the knowledge of the Acquiring Trust or the Selling Trust, as applicable, no expenses incurred by an Acquired Fund or on its behalf, in connection with its Reorganization will be paid or assumed by the Acquiring Fund, the Adviser, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the Acquiring Fund Shares will be transferred to the Acquired Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

(b)       To the knowledge of the Acquiring Trust and the Selling Trust, the Acquired Funds’ Shareholders will be responsible for their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization.

ARTICLE V
COVENANTS OF ACQUIRING FUNDS AND Acquired FUNDs

5.1       OPERATION IN ORDINARY COURSE.

(a) Subject to Section 1.2 of this Reorganization Agreement, each Acquired Fund will operate its business in the ordinary course of business between the date of this Reorganization Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid U.S. federal income or excise taxes, and shareholder purchases and redemptions. Each Acquiring Fund shall not conduct any business prior to the Closing Date, other than such activity as is necessary to consummate the transactions contemplated by this Reorganization Agreement. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Reorganization Agreement being or becoming untrue in any material respect.

5.2       SHAREHOLDER APPROVAL. Each Acquired Fund will call a special Acquired Fund Meeting to consider and act upon this Reorganization Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3       INVESTMENT REPRESENTATION. Each Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Reorganization Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Reorganization Agreement.

5.4       ADDITIONAL INFORMATION; COOPERATION. Each Acquired Fund will assist the corresponding Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares as permitted by shareholder account registrations. The Selling Trust and the Acquiring Trust will provide each other and their respective representatives with such reasonable cooperation, assistance, and information as either of them reasonably may request of the other in filing any tax return, amended return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes.

5.5       FURTHER ACTION. Subject to the provisions of this Reorganization Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Agreement, including any actions required to be taken after the Closing Date. In particular, each Acquired Fund covenants that it will, as and when reasonably requested by the corresponding Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Acquired Fund’s assets and otherwise to carry out the intent and purpose of this Reorganization Agreement.

5.6       STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Selling Trust shall furnish the corresponding Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Selling Trust’s Treasurer, a statement of the earnings and profits of each Acquired Fund for U.S. federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7       PREPARATION OF PROXY STATEMENT AND PROXY MATERIALS. The Selling Trust will prepare and file, or shall have prepared and filed, with the Securities and Exchange Commission (“Commission”) a proxy statement on Schedule 14A relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders (“Proxy Statement”). The Proxy Statement shall be in compliance, in all material respects, with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Proxy Statement and related materials (“Proxy Materials”), for inclusion therein, in connection with the Acquired Fund Meeting to consider the approval of this Reorganization Agreement and the transactions contemplated herein.

5.8       REPORTING RESPONSIBILITY. Any reporting responsibility of an Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any U.S. federal, state or local tax authorities or any other relevant authority, is and shall remain the responsibility of the Acquired Fund.

5.9       TAX STATUS OF REORGANIZATIONS. The parties intend that each Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the Selling Trust, each Acquired Fund, the Acquiring Trust or the corresponding Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. At or prior to the Closing Date, the parties to this Reorganization Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Thompson Hine LLP to render the tax opinion contemplated in this Reorganization Agreement.

5.10       [Reserved]

5.11       STATEMENT OF ASSETS AND LIABILITIES. Each Acquired Fund shall, as soon as is reasonably practicable after the Closing Date, deliver to the corresponding Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Trust.

5.12       CONFIDENTIALITY.

(a)       The Acquiring Trust, each Acquiring Fund, the Selling Trust, each Acquired Fund, and the Adviser ("Protected Persons") will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Reorganization Agreement, except such information may be disclosed (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Reorganization Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Reorganization Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b)       In the event of a termination of this Reorganization Agreement, the Protected Persons agree that they along with their board members, employees, representatives, agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Reorganization Agreement or otherwise, except such information may be disclosed (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Reorganization Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

ARTICLE VI
CONDITION PRECEDENT TO OBLIGATIONS OF EACH Acquired FUND

The obligations of each Acquired Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1       All representations, covenants, and warranties of the Acquiring Trust and the corresponding Acquiring Fund contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Trust’s President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2       The corresponding Acquiring Fund shall have performed and complied, in all material respects, with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

6.3       The Acquiring Trust, on behalf of the corresponding Acquiring Fund, shall have executed and delivered to the Selling Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Reorganization Agreement.

6.4       The Acquired Fund shall have received on the Closing Date an opinion from Thompson Hine LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund substantially to the effect that:

(a)       The Acquiring Trust has been formed as a statutory trust and is existing under the laws of the State of Delaware and, as far as counsel’s knowledge, has the power as a statutory trust under its Amended Agreement and Declaration of Trust to carry on its business as an open-end investment company. The Acquiring Fund has been established as a separate series of the Trust under the Amended Agreement and Declaration of Trust.

(b)       The Acquiring Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)       Assuming that the consideration of not less than NAV has been paid, the corresponding Acquiring Fund Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders, as provided by this Reorganization Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(d)       Each of the Registration Statement and Post-Effective Amendment is effective and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(e)       To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)       The execution and delivery of this Reorganization Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust’s Amended and Restated Declaration of Trust or Code of Regulations.

(g)       This Reorganization Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the corresponding Acquiring Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement by the Selling Trust, on behalf of the Acquired Fund, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

In rendering its opinion, Thompson Hine LLP may rely on local state counsel. Such opinion shall be based on customary assumptions and such representations as Thompson Hine LLP and local counsel may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

The obligations of each Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1       All representations, covenants, and warranties of the Selling Trust and the corresponding Acquired Fund contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The corresponding Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Selling Trust’s President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2       The corresponding Acquired Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Acquired Fund prior to or at the Closing.

7.3       The Acquiring Fund shall have received on the Closing Date an opinion from Davis Graham & Stubbs LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund substantially to the effect that:

(a)       The Selling Trust has been formed as a statutory trust and is existing under the laws of the State of Delaware and, as far as counsel’s knowledge, has the power as a statutory trust under its Declaration of Trust, to carry on its business as an open-end investment company. The corresponding Acquired Fund has been established as a separate series of the Selling Trust under the Declaration of Trust.

(b)       The Selling Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)       To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquired Fund of the transactions contemplated herein, except as have been obtained.

(d)       The execution and delivery of this Reorganization Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Selling Trust’s Declaration of Trust, as amended (assuming approval of the Acquired Funds Shareholders has been obtained) or its By-Laws.

(e)       This Reorganization Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Selling Trust on behalf of the Acquired Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Trust on behalf of the Acquired Fund enforceable against the Selling Trust on behalf of the Acquired Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

In rendering its opinion, Davis Graham & Stubbs LLP may rely on local state counsel. Such opinion shall be based on customary assumptions and such representations as Davis Graham & Stubbs LLP and local counsel may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

7.4       Each Acquired Fund will, within five (5) business days prior to the Closing Date, as such term is defined in Section 3.1 of this Reorganization Agreement, furnish the corresponding Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT

The obligations of each Fund shall also be subject to the fulfillment of the following conditions (or waiver by the affected parties, except for Section 8.1 and Section 8.7 of this Reorganization Agreement):

8.1       This Reorganization Agreement and the transactions contemplated herein, with respect to each Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Selling Trust Governing Documents. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1 of this Reorganization Agreement.

8.2       This Reorganization Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Acquiring Trust and the Board of Trustees of the Selling Trust, each in accordance with Rule 17a-8 under the 1940 Act, and each Fund shall have delivered to the other a copy of the resolutions approving this Reorganization Agreement adopted by its Board, certified by its Secretary or equivalent officer.

8.3       The Acquiring Trust, on behalf of and with respect to each Acquiring Fund, shall have entered into or adopted any and all agreements necessary for the Acquiring Fund’s operation as a series of an open-end investment company.

8.4       On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Reorganization Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Reorganization Agreement or the transactions contemplated herein.

8.5       All required consents of other parties and all other consents, orders, and permits of U.S. federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such U.S. federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.6       The Acquiring Trust’s registration statement on Form N-1A relating to each Acquiring Fund Shares under the 1933 Act and the 1940 Act, as applicable (“Registration Statement”), shall have become effective, and any additional post-effective amendments to any such registration statement as are determined by the Trustees of the Acquiring Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective; and no stop order suspending the effectiveness of such registration statement shall have been issued. To the best knowledge of the parties to this Reorganization Agreement, no investigation or proceeding for these purposes shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.7      The Funds shall have received an opinion of Thompson Hine LLP, addressed to the Acquiring Trust, the Selling Trust, and their Boards of Trustees, respectively, substantially to the effect that with respect to each Reorganization for U.S. federal income tax purposes:

(a)       The transfer of all of each Acquired Fund’s assets to the corresponding Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund followed by the pro rata distribution, by class, by the Acquired Fund of all the Acquiring Fund Shares to the corresponding Acquired Fund Shareholders in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)       Under Section 1032(a) of the Code, no gain or loss will be recognized by an Acquiring Fund upon the receipt of all the assets of the corresponding Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the corresponding Acquired Fund.

(c)       Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by an Acquired Fund upon the transfer of all the Acquired Fund’s assets to the corresponding Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the corresponding Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)       Under Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of an Acquired Fund upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in complete liquidation of the Acquired Fund pursuant to a Reorganization.

(e)       Under Section 358(a)(1) of the Code, the aggregate adjusted basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to a Reorganization will be the same as the aggregate adjusted basis of the Acquired Fund shares exchanged therefor by such shareholder.

(f)       Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(g)       Under Section 362(b) of the Code, the adjusted basis of each of the assets of an Acquired Fund that is transferred to the corresponding Acquiring Fund will be the same as the adjusted basis of such assets to the Acquired Fund immediately before the Reorganization.

(h)       Under Section 1223(2) of the Code, the holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

(i)       The Acquiring Fund will succeed to and take into account the items of the corresponding Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, under Treasury Regulations § 1.381(b)-1(a)(2), the Acquiring Fund will be treated for purposes of section 381 of the Code just as the corresponding Acquired Fund would have been treated if there had been no Reorganization, the tax attributes of the Acquired Fund enumerated in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization, and the taxable year of the Acquired Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

No opinion will be expressed as to (1) the effect of a Reorganization on an Acquired Fund or the corresponding Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code; (2) the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles upon the transfer of such asset regardless of whether such transfer would otherwise be a non-recognition transaction; (3) whether either an Acquired Fund or Acquiring Fund qualifies or will qualify as a regulated investment company; (4) the federal income tax consequences of the payment of Reorganization Expenses by the Adviser, except in relation to the qualification of the Reorganization as a reorganization under Section 368(a) of the Code; (5) whether any federal income tax will be imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Acquired Fund shareholder that is a foreign person; (6) the effect of a Reorganization on an Acquired Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting (including under Section 1256 of the Code); (7) the effect of the Reorganization on any shareholder of an Acquired Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (8) whether accrued market discount, if any, on any market discount bonds held by an Acquired Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; or (9) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as tax counsel may reasonably request of the Funds, and each Acquired Fund and the corresponding Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Funds nor the Acquired Funds may waive the conditions set forth in this Section 8.7 of this Reorganization Agreement.

ARTICLE IX
EXPENSES

9.1       The Funds will pay no Reorganization Expenses. The Adviser will pay and/or cause to be paid all Reorganization Expenses including, but not limited to: (a) expenses associated with the preparation and filing of the Registration Statements and Post-Effective Amendment and amendments thereto; (b) postage; (c) accounting fees; (d) legal fees incurred by each Fund, including fees to counsel of the Selling Trust and counsel to the Independent Trustees of the Selling Trust; (e) solicitation costs of the transaction; (f) expenses associated with special meetings, if any, of the Boards of Trustees of the Acquiring Trust and Selling Trust in connection with the Reorganizations; (g) run off insurance obtained by the Acquired Trust with respect to the Acquired Funds; and (h) other related administrative or operational costs (including, for example, brokerage commissions, transfer fees, transfer taxes, exchange fees, and securities registration fees). For avoidance of doubt, if a Reorganization is not consummated, the Adviser will bear full responsibility for payment of the Reorganization Expenses.

9.2       At the Closing, the Adviser shall pay and/or cause to be paid the estimated costs of the Reorganizations pursuant to Section 9.1, and any remaining balance within thirty (30) days after the Closing.

9.3       Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.4       Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of an Acquired Fund or an Acquiring Fund, as the case may be, as a RIC.

ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF COVENANTS

10.1       The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Reorganization Agreement constitutes the entire agreement between and among the parties.

10.2       Except for the covenants set forth in Sections 1.4, 1.9, 5.5, 5.6, 5.10, 5.11, 5.12, 9.1, 9.2 and 10.2 of this Reorganization Agreement, the representations, warranties, and covenants contained in this Reorganization Agreement or in any document delivered pursuant to or in connection with this Reorganization Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

11.1       This Reorganization Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust and such termination may be effected by the Presidents of the Acquiring Trust and the Selling Trust in writing without further action by their respective Boards of Trustees. In addition, either the Acquiring Trust or the Selling Trust may at its option terminate this Reorganization Agreement at or before the Closing Date due to:

(a)       a willful material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days of written notice thereof to the breaching party and prior to the Closing Date;

(b)       a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)       a determination by the Board of Trustees of the Acquiring Trust or the Board of Trustees of the Selling Trust that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Acquired Fund, respectively.

11.2       In the event of any such termination, in the absence of willful material default, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Selling Trust, the Acquired Fund, the Adviser, or their respective board members, members, shareholders and officers, but Section 9.1 shall continue to apply. In the event of willful material default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII
AMENDMENTS

12.1       This Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective Boards of Trustees; provided, however, that following the Acquired Fund Meeting called by the Acquired Funds pursuant to Section 5.2 of this Reorganization Agreement, no such amendment may have the effect of changing the provisions hereof to the detriment of such shareholders without their further approval.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY

13.1       The article and section headings contained in this Reorganization Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Agreement.

13.2       This Reorganization Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3       This Reorganization Agreement shall be governed by and construed in accordance with the laws of Delaware, without regard to conflict of laws.

13.4       This Reorganization Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Agreement.

13.5       It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents, or employees of the Acquiring Trust or the Selling Trust personally but shall bind only the property of the respective Fund, as provided in the trust instrument of the Acquiring Trust and the Selling Trust Governing Documents. Moreover, no series of the Selling Trust or Acquiring Trust other than the Acquired Fund or Acquiring Fund, respectively, shall be responsible for the obligations of the Acquiring Trust or Selling Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Trust and Fund hereunder. The execution and delivery of this Reorganization Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Funds and the Board of Trustees of the Selling Trust on behalf of the Acquired Funds and signed by authorized officers of the Acquiring Trust and the Selling Trust, respectively, acting as such. Neither the authorization by such Board of Trustees, as applicable, nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the property of the respective Fund.

ARTICLE XIV
NOTICES

14.1       Any notice, report, statement or demand required or permitted by any provisions of this Reorganization Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Selling Trust or to the Acquiring Trust at the applicable address set forth in the first paragraph of this Reorganization Agreement, or to any other address that the Selling Trust or the Acquiring Trust shall have last designated by notice to the other party.

(signature page follows)

IN WITNESS WHEREOF, the parties have duly executed this Reorganization Agreement, all as of the date first written above.

GRANDEUR PEAK GLOBAL TRUST, separately on behalf of each of Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund, Grandeur Peak US Stalwarts Fund, and Grandeur Peak Global Explorer Fund

FINANCIAL INVESTORS TRUST, separately on behalf of each of Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund, Grandeur Peak US Stalwarts Fund, and Grandeur Peak Global Explorer Fund
By:	By:
Name:	Name:
Title:	Title:

The undersigned is a party to this Reorganization Agreement for the purposes of Sections 1.7, 5.10, 5.12, 9.1 and 9.2 only

GRANDEUR PEAK ADVISORS, LLC

By:
Name:
Title:

EXHIBIT A

Column A (Acquiring Funds)	Column B (Selling Funds)
Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Emerging Markets Opportunities Fund
Grandeur Peak Global Contrarian Fund	Grandeur Peak Global Contrarian Fund
Grandeur Peak Global Micro Cap Fund	Grandeur Peak Global Micro Cap Fund
Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Opportunities Fund
Grandeur Peak Global Reach Fund	Grandeur Peak Global Reach Fund
Grandeur Peak Global Stalwarts Fund	Grandeur Peak Global Stalwarts Fund
Grandeur Peak International Opportunities Fund	Grandeur Peak International Opportunities Fund
Grandeur Peak International Stalwarts Fund	Grandeur Peak International Stalwarts Fund
Grandeur Peak US Stalwarts Fund	Grandeur Peak US Stalwarts Fund
Grandeur Peak Global Explorer Fund	Grandeur Peak Global Explorer Fund

 PROXY CARD

GRANDEUR PEAK FUNDS
ELEVATED GLOBAL INVESTING™

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-877-283-0321 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

[Fund Name]

A Series of Financial Investors Trust

The undersigned hereby appoints each of Lucas Foss, Michael P. Lawlor, Alex Marks and Jaclyn Reed, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held telephonically at 10:00 a.m. Eastern time, on April 12, 2023 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. Shareholders who wish to participate in the meeting are welcome to do so. If you were a record holder of Fund shares as of the record date, please e-mail AST Fund Solutions, LLC ("AST") at attendameeting@astfinancial.com no later than 2:00 p.m. Eastern Time on April 11, 2023 to register. Please include the Fund's name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the dial in information and instructions for attending the shareholder meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-877-283-0321**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 12, 2023. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/alps/docs/2023proxy.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

[Fund Name]

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS, AND THE PROPOSAL HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF DIRECTORS AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]